SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


          Date of Report (Date of earliest event reported) August 14, 2000





                               SIMTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Colorado                          0-19027                    84-1057605
--------------------------------------------------------------------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



                      1465 Kelly Johnson Boulevard
                       Colorado Springs, Colorado               80920
                ----------------------------------------       --------
                (Address of principal executive offices)       Zip Code


          Registrant's telephone, including area code: (719) 531-9444


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

     On July 31, 2000, the Company acquired Macrotech Semiconductor ("Macrotech"). Simtek issued 1,250,000 shares of its Common Stock in exchange for all outstanding shares of all classes of Macrotech stock. Macrotech designs and sells metal programmable standard cells.

ITEM 7:  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     a) Financial Statements - The financial statements of Macrotech will be filed by amendment.

     b) Proforma financial information - The proforma financial information will be filed by amendment.

     c) Exhibit 10.1 - Share exchange agreement dated July 31, 2000 between Simtek corporation and Jaskarn Johal and Kashmira S. Johal filed herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                   SIMTEK CORPORATION




August 14, 2000                    By: /s/Douglas Mitchell
                                       --------------------------
                                       DOUGLAS MITCHELL
                                       Chief Executive Officer, President
                                       and Chief Financial Officer (acting)